                                                                      EXHIBIT 99


                     UNION PACIFIC GENERATES EARNINGS GROWTH

FOR IMMEDIATE RELEASE:

         Omaha, NE, October 18 - Union Pacific Corporation today reported net income for the third quarter of $267 million, or $1.04 per diluted share. This is an increase of 4 percent compared to net income of $256 million, or $1.00 per diluted share, in the third quarter of 2000.

         "The strength of Union Pacific's diverse franchise was evident in this quarter's strong results," said Dick Davidson, chairman and chief executive officer. "Revenues during the quarter came close to last year in spite of the slowdown in the overall economy. Our financial results also demonstrate Union Pacific's commitment to driving quality service, productivity improvement and operational efficiency."

         For the third quarter, Union Pacific Corporation, excluding Overnite, reported operating income of $556 million compared to $550 million for the same period in 2000. The Railroad's commodity revenue declined modestly to $2.63 billion for the quarter from $2.65 billion, as carloads were off 1 percent. Energy revenue continued its record-setting performance with 4 percent growth year-over-year, while Industrial Products rebounded during the third quarter with a 3 percent gain. The other commodities all experienced revenue declines during the quarter with Automotive down 10 percent, Chemicals down 5 percent, Agricultural down 2 percent and Intermodal down 1 percent.

                                     -MORE-

         The operating ratio improved by 0.4 percentage points to the best quarterly performance since 1996 at 79.7 percent from 80.1 percent in third quarter 2000. Record levels of employee productivity and other cost control measures, combined with moderating fuel prices were key contributors to the improved performance.

         "We're particularly encouraged by the continued record level of customer satisfaction," said Davidson. "It shows that we're offering and delivering services which meet our customers' needs."

         Overnite Transportation reported third quarter operating income of $18.3 million compared to $19.6 million in the third quarter of 2000. Operating revenues increased 2 percent to $292 million from $287 million. Overnite's operating ratio increased 0.5 percentage points to 93.7 percent.

         For the first nine months of 2001, the Corporation reported operating income of $1.5 billion and net income of $691 million compared to operating income of $1.6 billion and net income of $685 million for the same period in 2000.

         Union Pacific Corporation is one of America's leading transportation companies. Its principal operating company, Union Pacific Railroad, is the largest railroad in North America, covering 23 states across the western two-thirds of the United States. A strong focus on quality and a strategically advantageous route structure enable the company to serve customers in critical and fast growing markets. It is a leading carrier of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf Coast. With competitive long-haul routes between all major West Coast ports

                                     -MORE-
and eastern gateways, and as the only railroad to serve all six gateways to Mexico, Union Pacific has the premier rail franchise in North America. The Corporation also owns Overnite Transportation, a nationwide less-than-truckload carrier, and Fenix, a group of affiliated technology companies.

         Supplemental financial information is attached.

         Additional information is available at our website: www.up.com. Our contact for investors is Beth Whited at 402 271-4227. Our media contact is John Bromley who can be reached at 402 271-3475.

                                   **********

         This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. Forward-looking statements include, without limitation, projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies and objectives for future operation, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic or market conditions or performance.

         Forward-looking statements are subject to risks and uncertainties. Actual performance or results could differ materially from that anticipated by the forward-looking statement. Important factors that could cause such differences include, but are not limited to, the Corporation's success in implementing its financial and operational initiatives; the impact of industry competition, conditions, performance and consolidation; legislative and/or regulatory developments, including initiatives to re-regulate the rail business; natural events such as severe weather, floods and earthquakes; adverse general economic conditions, both within the United States and globally; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation.

         Forward-looking statements speak only as of the date the statement was made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update any forward-looking statement, no inference should be drawn that the Corporation will make additional updates with respect to that statement or any other forward-looking statements.

                            UNION PACIFIC CORPORATION
                        STATEMENTS OF CONSOLIDATED INCOME
                     For the Three Months Ended September 30
                 (Dollars in Millions, Except Per Share Amounts)
                                   (Unaudited)


                                                 2001       2000    Pct Chg
                                               --------   --------  -------
OPERATING REVENUES                             $  3,026   $  3,054   -    1
Operating Expenses                                2,452      2,484   -    1
                                               --------   --------

OPERATING INCOME                                    574        570   +    1
Other Income - Net                                   31         17   +   82
Interest Expense                                   (175)      (181)  -    3
                                               --------   --------

INCOME BEFORE INCOME TAXES                          430        406   +    6
Income Tax Expense                                 (163)      (150)  +    9
                                               --------   --------

NET INCOME                                     $    267   $    256   +    4
                                               ========   ========

BASIC EARNINGS PER SHARE                       $   1.08   $   1.04   +    4

DILUTED EARNINGS PER SHARE                     $   1.04   $   1.00   +    4


Average Basic Shares Outstanding (MM)             247.9      246.5

Average Diluted Shares Outstanding (MM)           271.6      269.4


October 18, 2001                      (1)

                            UNION PACIFIC CORPORATION
                        STATEMENTS OF CONSOLIDATED INCOME
                     For the Nine Months Ended September 30
                 (Dollars in Millions, Except Per Share Amounts)
                                   (Unaudited)


                                                 2001       2000    Pct Chg
                                               --------   --------  -------
OPERATING REVENUES                             $  8,967   $  8,926        -
Operating Expenses                                7,460      7,362   +    1
                                               --------   --------

OPERATING INCOME                                  1,507      1,564   -    4
Other Income - Net                                  136         61        F
Interest Expense                                   (534)      (543)  -    2
                                               --------   --------

INCOME BEFORE INCOME TAXES                        1,109      1,082   +    2
Income Tax Expense                                 (418)      (397)  +    5
                                               --------   --------

NET INCOME                                     $    691   $    685   +    1
                                               ========   ========


BASIC EARNINGS PER SHARE                       $   2.79   $   2.78        -

DILUTED EARNINGS PER SHARE                     $   2.71   $   2.71        -


Average Basic Shares Outstanding (MM)             247.5      246.4

Average Diluted Shares Outstanding (MM)           271.5      269.4


October 18, 2001                      (2)

                             UNION PACIFIC RAILROAD
                                 REVENUE DETAIL
                           Periods Ended September 30
                                   (Unaudited)


               Third Quarter                                                          Year-to-Date
         2001               2000     Pct Chg                                     2001               2000     Pct Chg
      -----------       -----------  -------                                  -----------       -----------  --------
                                                 COMMODITY REVENUE (000):
      $   357,152       $   363,350  -     2     Agricultural                 $ 1,071,408       $ 1,047,137  +      2
          253,176           279,915  -    10     Automotive                       829,852           877,090  -      5
          392,646           411,998  -     5     Chemicals                      1,170,451         1,248,115  -      6
          611,022           585,832  +     4     Energy                         1,781,240         1,604,886  +     11
          514,279           501,386  +     3     Industrial Products            1,508,566         1,518,682  -      1
          499,155           506,319  -     1     Intermodal                     1,411,524         1,418,218         -

      -----------       -----------                                           -----------       -----------
      $ 2,627,430       $ 2,648,800  -     1     Total                        $ 7,773,041       $ 7,714,128  +      1
      ===========       ===========                                           ===========       ===========

                                                 REVENUE CARLOADS:
          214,244           217,236  -     1     Agricultural                     644,481           651,474  -      1
          177,179           196,494  -    10     Automotive                       561,454           609,349  -      8
          225,040           237,050  -     5     Chemicals                        666,090           712,457  -      7
          549,092           513,337  +     7     Energy                         1,602,117         1,432,383  +     12
          367,614           362,625  +     1     Industrial Products            1,077,684         1,093,222  -      1
          740,955           766,308  -     3     Intermodal                     2,112,414         2,180,784  -      3

      -----------       -----------                                           -----------       -----------
        2,274,124         2,293,050  -     1     Total                          6,664,240         6,679,669         -
      ===========       ===========                                           ===========       ===========


                                                 AVERAGE REVENUE PER CAR:
      $     1,667       $     1,673        -     Agricultural                 $     1,662       $     1,607  +      3
            1,429             1,425        -     Automotive                         1,478             1,439  +      3
            1,745             1,738        -     Chemicals                          1,757             1,752         -
            1,113             1,141  -     2     Energy                             1,112             1,120  -      1
            1,399             1,383  +     1     Industrial Products                1,400             1,389  +      1
              674               661  +     2     Intermodal                           668               650  +      3

      -----------       -----------                                           -----------       -----------
      $     1,155       $     1,155        -     Total                        $     1,166       $     1,155  +      1
      ===========       ===========                                           ===========       ===========


October 18, 2001                      (3)

                         RAIL AND OTHER OPERATIONS - a)
                              REVIEW OF OPERATIONS
                           Periods Ended September 30
               (Dollars in Millions, Except Operating Statistics)
                                   (Unaudited)


          Third Quarter                                                                   Year-to-Date
       2001           2000         Pct Chg                                              2001           2000           Pct Chg
    ---------       --------       --------                                           --------       --------         --------
    $   2,734       $  2,767       -      1     OPERATING REVENUES                    $  8,105       $  8,087                -

                                                OPERATING EXPENSES
          886            894       -      1     Salaries and Benefits                    2,688          2,669         +      1
          307            313       -      2     Rent Expense                               921            891         +      3
          280            273       +      3     Depreciation                               841            814         +      3
          301            326       -      8     Fuel and Utilities                         956            913         +      5
          121            136       -     11     Materials and Supplies                     380            423         -     10
          283            275       +      3     Other                                      855            850         +      1
    ---------       --------                                                          --------       --------
        2,178          2,217       -      2         Total                                6,641          6,560         +      1
    ---------       --------                                                          --------       --------

    $     556       $    550       +      1     OPERATING INCOME                      $  1,464       $  1,527         -      4
    =========       ========                                                          ========       ========


                                                OPERATING STATISTICS:
        2,274          2,293       -      1     Revenue Carloads (Thousands)             6,664          6,680               -
      127,572        126,071       +      1     Revenue Ton-Miles (Millions)           375,318        365,141        +      3
      243,383        238,353       +      2     Gross Ton-Miles (Millions)             711,036        697,692        +      2
         2.06c.         2.10c.     -      2     Rev/RTM (Commodity Revenue Based)         2.07c.         2.11c.      -      2
    $   1,155       $  1,155              -     Average Commodity Revenue Per Car     $  1,166       $  1,155        +      1
       48,842         51,134       -      4     Average Employees                       49,030         50,951        -      4
           86c.           92c.     -      7     Average Fuel Price Per Gallon               90c.           86c.      +      5
          319            325       -      2     Fuel Consumed in Gallons (MM)              958            968        -      1
        1.311          1.364       -      4     Fuel Consumption Rate (Gal/000 GTM)      1.347          1.387        -      3
         79.7           80.1       -    0.4 pt. Operating Ratio (%)                       81.9           81.1        +    0.8 pt.



a) Excludes Overnite's operations.


October 18, 2001                      (4)

                         OVERNITE TRANSPORTATION COMPANY
                              REVIEW OF OPERATIONS
                           Periods Ended September 30
               (Dollars in Millions, Except Operating Statistics)
                                   (Unaudited)


           Third Quarter                                                                   Year-to-Date
       2001           2000         Pct Chg                                              2001           2000          Pct Chg
    ---------       --------       --------                                           --------       --------        --------
    $     292       $    287       +       2     OPERATING REVENUES                   $    862       $    839        +      3

                                                 OPERATING EXPENSES
          173            164       +       5     Salaries and Benefits                     519            494        +      5
           25             26       -       4     Rent Expense                               71             73        -      3
           12             12               -     Depreciation                               36             36               -
           17             18       -       6     Fuel and Utilities                         52             53        -      2
           12             12               -     Materials and Supplies                     37             36        +      3
           35             35               -     Other                                     104            110        -      5
    ---------       --------                                                          --------       --------
          274            267       +       3          Total                                819            802        +      2
    ---------       --------                                                          --------       --------

    $      18       $     20       -       7     OPERATING INCOME *                   $     43       $     37        +     15
    =========       ========                                                          ========       ========


                                                 OPERATING STATISTICS:
        1,898          1,905               -     Millions of Pounds Hauled - LTL         5,656          5,689        -      1
        2,015          2,038       -       1     Millions of Pounds Hauled - Combined    6,014          6,078        -      1
    $   14.37       $  13.86       +       4     Revenue/CWT - LTL                    $  14.14       $  13.60        +      4
    $   13.99       $  13.45       +       4     Revenue/CWT - Combined               $  13.75       $  13.18        +      4
       11,689         11,297       +       3     Average Employees                      11,554         11,193        +      3
           83c.           92c.     -      10     Average Fuel Price Per Gallon              87c.           87c.      -      -
       14,180         14,038       +       1     Fuel Consumed in Gallons (000s)        43,354         42,984        +      1
         93.7           93.2       +     0.5 pt. Operating Ratio (%)                      95.1           95.6        -    0.5 pt.




*Percentage change is calculated based on unrounded amounts.



October 18, 2001                      (5)

                            UNION PACIFIC CORPORATION
                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION
                 As of September 30, 2001 and December 31, 2000
                              (Dollars in Millions)



                                               September 30,   December 31,
                                                   2001            2000
                                               -------------   ------------
                                                (Unaudited)
ASSETS:
      Cash and Temporary Investments           $         120   $        105
      Other Current Assets                             1,279          1,180
      Investments                                        800            740
      Properties - Net                                28,679         28,196
      Other Assets                                       427            278

                                               -------------   ------------
         Total                                 $      31,305   $     30,499
                                               =============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY:
      Current Portion of Long Term Debt        $         197   $        207
      Other Current Liabilities                        2,627          2,755
      Long Term Debt                                   8,207          8,144
      Deferred Income Taxes                            7,517          7,143
      Other Long Term Liabilities                      2,000          2,088
      Convertible Preferred Shares                     1,500          1,500
      Common Shareholders' Equity                      9,257          8,662

                                               -------------   ------------
         Total                                 $      31,305   $     30,499
                                               =============   ============


October 18, 2001                      (6)

                            UNION PACIFIC CORPORATION
                      STATEMENTS OF CONSOLIDATED CASH FLOWS
                     For the Nine Months Ended September 30
                              (Dollars in Millions)
                                   (Unaudited)


                                                        2001          2000
                                                     ----------    ----------
OPERATING ACTIVITIES:
        Net Income                                   $      691    $      685
        Depreciation                                        877           850
        Deferred Income Taxes                               344           359
        Other                                              (550)         (397)
                                                     ----------    ----------
        Cash Provided by Operating Activities             1,362         1,497
                                                     ----------    ----------

INVESTING ACTIVITIES:
        Capital Investments                              (1,354)       (1,403)
        Other                                                80            49
                                                     ----------    ----------
        Cash Used in Investing Activities                (1,274)       (1,354)
                                                     ----------    ----------

FINANCING ACTIVITIES:
        Dividends Paid                                     (148)         (150)
        Debt Repaid                                        (792)         (651)
        Financings and Other - Net                          867           538
                                                     ----------    ----------
        Cash Used in Financing Activities                   (73)         (263)
                                                     ----------    ----------

NET CHANGE IN CASH AND TEMPORARY INVESTMENTS         $       15    $     (120)
                                                     ==========    ==========


October 18, 2001                      (7)